UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2325 E Camelback Rd, Suite 400, Phoenix, AZ 85016

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 1, 2026, DarkPulse, Inc. (the “Company”) entered into an Exclusive Patent License Agreement (the “License Agreement”) with the Government of the United States of America, as represented by the Secretary of the Department of the Air Force (the “DAF”), acting through the Air Force Research Laboratory. The License Agreement grants the Company an exclusive license-and not an assignment or transfer of ownership-of the U.S. Government’s rights in the licensed patents, subject to the reserved rights described below.

License Grant. The DAF grants the Company an exclusive license to practice the licensed invention in the United States, in all fields of use, for the term of the agreement and subject to the DAF’s reserved rights. The licensed patents are six issued U.S. patents (Nos. 12,024,316; 11,760,509 B1; 11,996,916 B2; 11,979,208 B1; 9,647,418 B1; and 12,133,210 B2), together with related applications and continuations. As described in notices previously published by the DAF in the Federal Register, the licensed patents relate generally to technologies for satellite power sharing, including the scheduling and transmission of power between satellites within a constellation; satellite communications, including precoding techniques and systems for controlling communications through satellite hubs; and laser-generation technologies.

Reserved Government Rights. The license is subject to the U.S. Government’s irrevocable, royalty-free right to practice the invention for governmental purposes, including on behalf of any foreign government or international organization under treaty, and to the DAF’s right to require the Company to grant sublicenses to meet public-use needs not reasonably satisfied by the Company. Sales to or for the U.S. Government are not subject to royalties.

Term. The agreement runs from its effective date until the earliest of expiration of the last licensed patent, a final adjudication (beyond appeal) that the last patent is invalid or unenforceable, termination under the agreement, or the Company’s failure to timely pay patent maintenance fees.

Economic Terms. The License Agreement provides for the following principal payment obligations:

•	Initial License Fee. A first, nonrefundable license fee of $15,000, payable within 30 days after the effective date.

•	Running Royalty. A running royalty of 5% of gross revenues from non-Government sales received by the Company and its subsidiaries during each agreement year of the term.

•	Minimum Annual Royalties. Minimum yearly royalties of: none for the first agreement year; $200,000 for the second agreement year; $300,000 for the third agreement year; and $400,000 for the fourth agreement year and each agreement year thereafter. Payments are due annually, within two months following the end of each agreement year.

•	Patent Maintenance Fees. The Company is responsible for paying all patent maintenance fees on the licensed patents to the U.S. Patent and Trademark Office during the term, subject to the payment schedule in the agreement, and for reimbursing the DAF for any such fees, surcharges or reinstatement fees the DAF pays on the Company’s behalf.

•	Litigation Recoveries. If the Company enforces the licensed patents, the Company must pay the DAF 25% of amounts recovered by judgment or settlement, after deduction of reasonable litigation expenses.

Development and Commercialization. The Company must use its best efforts to bring the invention to practical application under a development plan, submit annual progress reports, and develop and roll out a product within 30 months of execution in accordance with specified milestones. Any royalty-based product produced through use of the invention must be manufactured substantially in the United States.

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Other Material Terms. Sublicenses and assignments generally require the DAF’s prior written approval, except that the Company may assign to a successor by merger, acquisition or sale of the related portion of its business that agrees in writing to be bound. The DAF may terminate for nonpayment (subject to notice, cure and surcharge) or, on three months’ notice and an opportunity to cure, for failure to execute the development plan, substantial breach, a willful misstatement in the development plan, or specified insolvency events; the Company may terminate on one month’s notice. Neither party warrants the validity, enforceability, scope or non-infringement of the patents, implied warranties are disclaimed, the Company has agreed to indemnify the DAF, and the Company may not imply DAF endorsement of the Company or its products.

The foregoing description of the License Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the License Agreement. The License Agreement is not being filed as an exhibit to this Current Report. The Company intends to address the agreement separately for purposes of Item 601 of Regulation S-K after the Department of the Air Force identifies the portions, if any, of the agreement that may not be publicly disclosed.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Because the Company is an issuer of penny stock, the statutory safe harbors for forward-looking statements provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are not available to the Company. The Company is instead relying on the judicially recognized “bespeaks caution” doctrine, and the following cautionary statements are intended to identify important factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement. These statements include, without limitation, statements regarding the Company’s ability to develop, manufacture, commercialize and generate revenue from products based on the licensed patents, to complete development milestones and a product roll-out within the contemplated timeframe, and to satisfy its payment, minimum royalty, patent maintenance and other obligations under the License Agreement. Forward-looking statements are based on the Company’s current expectations and assumptions and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially, including the risk that the licensed technology cannot be successfully developed, manufactured or commercialized, that anticipated products do not achieve practical application or market acceptance, that the Company is unable to meet the development milestones or minimum royalty and other financial obligations under the License Agreement, that the License Agreement is modified or terminated, and the other risks and uncertainties described in the Company’s periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: September 10, 2026	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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